Exhibit 24

CHEMICAL FINANCIAL CORPORATION

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director of Chemical Financial Corporation, does hereby appoint GARY TORGOW and DAVID T. PROVOST, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director of Chemical Financial Corporation, the Form S-4 Registration Statement of Chemical Financial Corporation (No. 333-230635) relating to its shares of common stock and preferred stock (and related depositary shares) to be issued pursuant to the Agreement and Plan of Merger between Chemical Financial Corporation and TCF Financial Corporation, dated as of January 27, 2019, as that Agreement and Plan of Merger may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: April 23, 2019	/s/ James R. Fitterling
Print Name: James R. Fitterling

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director of Chemical Financial Corporation, does hereby appoint GARY TORGOW and DAVID T. PROVOST, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director of Chemical Financial Corporation, the Form S-4 Registration Statement of Chemical Financial Corporation (No. 333-230635) relating to its shares of common stock and preferred stock (and related depositary shares) to be issued pursuant to the Agreement and Plan of Merger between Chemical Financial Corporation and TCF Financial Corporation, dated as of January 27, 2019, as that Agreement and Plan of Merger may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: April 23, 2019	/s/ Ronald A. Klein
Print Name: Ronald A. Klein

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director of Chemical Financial Corporation, does hereby appoint GARY TORGOW and DAVID T. PROVOST, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director of Chemical Financial Corporation, the Form S-4 Registration Statement of Chemical Financial Corporation (No. 333-230635) relating to its shares of common stock and preferred stock (and related depositary shares) to be issued pursuant to the Agreement and Plan of Merger between Chemical Financial Corporation and TCF Financial Corporation, dated as of January 27, 2019, as that Agreement and Plan of Merger may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: April 23, 2019	/s/ Richard M. Lievense
Print Name: Richard M. Lievense

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director of Chemical Financial Corporation, does hereby appoint GARY TORGOW and DAVID T. PROVOST, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director of Chemical Financial Corporation, the Form S-4 Registration Statement of Chemical Financial Corporation (No. 333-230635) relating to its shares of common stock and preferred stock (and related depositary shares) to be issued pursuant to the Agreement and Plan of Merger between Chemical Financial Corporation and TCF Financial Corporation, dated as of January 27, 2019, as that Agreement and Plan of Merger may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: April 23, 2019	/s/ Barbara J. Mahone
Print Name: Barbara J. Mahone

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director of Chemical Financial Corporation, does hereby appoint GARY TORGOW and DAVID T. PROVOST, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director of Chemical Financial Corporation, the Form S-4 Registration Statement of Chemical Financial Corporation (No. 333-230635) relating to its shares of common stock and preferred stock (and related depositary shares) to be issued pursuant to the Agreement and Plan of Merger between Chemical Financial Corporation and TCF Financial Corporation, dated as of January 27, 2019, as that Agreement and Plan of Merger may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: April 23, 2019	/s/ Barbara L. McQuade
Print Name: Barbara L. McQuade

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director of Chemical Financial Corporation, does hereby appoint GARY TORGOW and DAVID T. PROVOST, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director of Chemical Financial Corporation, the Form S-4 Registration Statement of Chemical Financial Corporation (No. 333-230635) relating to its shares of common stock and preferred stock (and related depositary shares) to be issued pursuant to the Agreement and Plan of Merger between Chemical Financial Corporation and TCF Financial Corporation, dated as of January 27, 2019, as that Agreement and Plan of Merger may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: April 23, 2019	/s/ John E. Pelizzari
Print Name: John E. Pelizzari

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director of Chemical Financial Corporation, does hereby appoint GARY TORGOW and DAVID T. PROVOST, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director of Chemical Financial Corporation, the Form S-4 Registration Statement of Chemical Financial Corporation (No. 333-230635) relating to its shares of common stock and preferred stock (and related depositary shares) to be issued pursuant to the Agreement and Plan of Merger between Chemical Financial Corporation and TCF Financial Corporation, dated as of January 27, 2019, as that Agreement and Plan of Merger may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: April 23, 2019	/s/ Thomas C. Shafer
Print Name: Thomas C. Shafer

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director of Chemical Financial Corporation, does hereby appoint GARY TORGOW and DAVID T. PROVOST, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director of Chemical Financial Corporation, the Form S-4 Registration Statement of Chemical Financial Corporation (No. 333-230635) relating to its shares of common stock and preferred stock (and related depositary shares) to be issued pursuant to the Agreement and Plan of Merger between Chemical Financial Corporation and TCF Financial Corporation, dated as of January 27, 2019, as that Agreement and Plan of Merger may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: April 23, 2019	/s/ Lawrence D. Stauffer
Print Name: Lawrence D. Stauffer

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director of Chemical Financial Corporation, does hereby appoint GARY TORGOW and DAVID T. PROVOST, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director of Chemical Financial Corporation, the Form S-4 Registration Statement of Chemical Financial Corporation (No. 333-230635) relating to its shares of common stock and preferred stock (and related depositary shares) to be issued pursuant to the Agreement and Plan of Merger between Chemical Financial Corporation and TCF Financial Corporation, dated as of January 27, 2019, as that Agreement and Plan of Merger may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: April 23, 2019	/s/ Jeffrey L. Tate
Print Name: Jeffrey L. Tate

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director of Chemical Financial Corporation, does hereby appoint GARY TORGOW and DAVID T. PROVOST, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director of Chemical Financial Corporation, the Form S-4 Registration Statement of Chemical Financial Corporation (No. 333-230635) relating to its shares of common stock and preferred stock (and related depositary shares) to be issued pursuant to the Agreement and Plan of Merger between Chemical Financial Corporation and TCF Financial Corporation, dated as of January 27, 2019, as that Agreement and Plan of Merger may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: April 23, 2019	/s/ Gary Torgow
Print Name: Gary Torgow

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director of Chemical Financial Corporation, does hereby appoint GARY TORGOW and DAVID T. PROVOST, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director of Chemical Financial Corporation, the Form S-4 Registration Statement of Chemical Financial Corporation (No. 333-230635) relating to its shares of common stock and preferred stock (and related depositary shares) to be issued pursuant to the Agreement and Plan of Merger between Chemical Financial Corporation and TCF Financial Corporation, dated as of January 27, 2019, as that Agreement and Plan of Merger may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: April 24, 2019	/s/ Arthur A. Weiss
Print Name: Arthur A. Weiss

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director of Chemical Financial Corporation, does hereby appoint GARY TORGOW and DAVID T. PROVOST, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director of Chemical Financial Corporation, the Form S-4 Registration Statement of Chemical Financial Corporation (No. 333-230635) relating to its shares of common stock and preferred stock (and related depositary shares) to be issued pursuant to the Agreement and Plan of Merger between Chemical Financial Corporation and TCF Financial Corporation, dated as of January 27, 2019, as that Agreement and Plan of Merger may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: April 23, 2019	/s/ Franklin C. Wheatlake
Print Name: Franklin C. Wheatlake